3. SIGNIFICANT ACCOUNTING POLICIES: ADOPTION OF ACCOUNTING STANDARDS (Tables)	9 Months Ended
Jun. 30, 2013
Notes to Financial Statements
Unobservable inputs developed using estimates and assumptions

Unobservable inputs developed using estimates and assumptions, which are developed by the reporting entity and reflect those assumptions that a market participant would use.

				Carrying
	Fair Value Measurements Using Inputs			Amount at
Financial Instruments	Level 1	Level 2	Level 3	June 30, 2013

Liabilities:
Derivative Instruments - Warrants	$-	$4,184,000	$-	$4,184,000

Total	$-	$4,184,000	$-	$4,184,000

Fair value on a recurring basis

Liabilities measured at fair value on a recurring basis are summarized as follows:

June 30, 2013
Market price and estimated fair value of common stock:	$0.090
Exercise price	$0.15-0.20
Expected term (years)	3-5 years
Dividend yield	-
Expected volatility	82%
Risk-free interest rate	1.3%